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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                March 20, 2000
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               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
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            (Exact name of registrant as specified in its charter)



         Maryland                       0-23089                  95-4648345
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State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
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            (Address of principal executive offices)       (Zip Code)



                                (310) 231-1280
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                        (Registrant's telephone number)
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Item 5.  Other Events.

     On March 20, 2000, Imperial Credit Commercial Mortgage Investment Corp. (the "Registrant") issued a press release reporting stockholder approval of the merger with Imperial Credit Industries, Inc. and declaration of a $0.23 final dividend for the period ending on the effective date of the pending merger. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.  Exhibit

     Exhibit 99.1  Press release of the Registrant, dated March 20, 2000
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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.


             By:                    /s/  MICHAEL MELTZER
                 ----------------------------------------------------------
                   Michael Meltzer, Chief Financial Officer and Treasurer


Dated:  March 20, 2000
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                                 EXHIBIT INDEX



Exhibit
  No.               Description
  ---             ----------------

99.1        Press release of the Registrant dated March 20, 2000